Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver OFFICE B ROUGHT TO LIF E C o m p a n y P r e s e n t a t i o n FEB'18

High-quality portfolio Proven execution Flexible balance sheet Significant value creation opportunities Experienced management team WHY TIER? Focused strategy Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver

3 Delivered 2017 DOMAIN 8

4 Service + Sustainability Value Creation Proven track record in publicly- traded real estate companies Successful history of investing & creating value in target markets Ability to complete complex transactions Demonstrated path toward long- term value creation Seven Target Growth Markets High-growth, demand-driven markets Amenity-rich, high-density submarkets – TIER1 submarkets High-quality, Class A office properties Emphasis on LIVE.WORK.PLAY environments TIER ONE Property Services Unparalleled customer service & operational excellence Operating & developing to highest sustainability standards A leader in BOMA 360 designations Significant LEED & Energy Star certifications Focus + Strategy Legacy District One, Dallas Experience + Innovation Domain 11, Austin (Rendering) Bank of America Plaza, Charlotte Targeted Approach

Seven Target Growth Markets

TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth



Denver
CBD / LoDo
Platte River
Cherry Creek
Nashville
CBD
West End
The Gulch
Charlotte
Uptown
SouthPark
Austin
CBD
The Domain
Southwest
Atlanta
Midtown
Buckhead
Houston
Westchase
The Galleria
Katy Freeway West
Dallas
Preston Center
Plano Legacy
Uptown
Target growth market
Current market location

TIER REIT

5

6 Approximately 96% of NOI derived from our high-growth, demand-driven target markets1 High-Quality Portfolio Additional Quality Indicators1 Including in-process development, >25% of portfolio SF will be recently constructed2 Enviable roster of investment- grade tenants Weighted average lease life approaching 7 years Domain 7 Bank of America Plaza 1 December 31, 2017 operating portfolio GAAP NOI, pro forma for acquisition of 96.5% economic interest in Domain Point on 1.4.18; sale of 500 East Pratt on 2.13.18; Domain 8, Third + Shoal and Domain 11 at stabilization & ownership share; pending dispositions of Centreport Office Center and Loop Central; and potential disposition of Eldridge Place anticipated by YE'18 2 Recently constructed includes properties delivered since 2012 NOI by Market1 Austin 46% Dallas 20% Houston 14% Charlotte 13% Nashville 3% Other 4%

7 Acquired 2015

Development Results

Creating ~$2.22 to $2.68/share of incremental value with minimal lease-up risk, driving long-term cash flow growth[1]


Domain 8


Third + Shoal (Rendering)


Domain 11 (Rendering)


Developments ~96% pre-leased² & delivering at ~9%+ stabilized yields
Delivery Timeline
2017
2018
2019
Domain 8 (Delivered)
Third + Shoal
Domain 11
Aggregate Value Creation: $106mm to $128mm¹
NAV + Dividend

TIER REIT

[1] Includes estimated value creation of Domain 8, Domain 11 and Third + Shoal using estimated stabilized NOI, assuming a 5.5%-6.0% exit capitalization rate less actual or budgeted development costs, at ownership share for Third + Shoal and Domain 8

[2] At ownership share

8

9 Delivering 2018 THIRD + SHOAL

Creating Value: Austin Future Development

Opportunity to create ~$3.38 to $4.35/share of incremental value through future development[1]


Domain 12 (Rendering)

Domain 12, Austin, TX
~320K net rentable SF
Fully designed & permitted


Domain 10 (Rendering)

Domain 10, Austin, TX
~300K net rentable SF
Fully designed & permitted by 3.31.18


Domain 9 (Rendering)

Domain 9, Austin, TX
~300K net rentable SF
Fully designed & permitted by 3.31.18

Approximate 8.5%+ yield on future development opportunities

Potential value creation: $162mm to $209mm[1]

NAV + Dividend

TIER REIT

[1] Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs

10

11 Rendering DOMAIN 8-12

12 BLOCK D & G Conceptual renderings of future redevelopment

13 DOMAIN POINT 9.5 acre expansion of The Domain & future redevelopment

14 Acquired 2015 & 2017Rendering LD2 (future) LD1 (existing) LD3 (future)

Creating Value: Dallas Future Development

Opportunity to create ~$1.71 to $2.00/share of incremental value through future development[1]


Legacy District (Rendering)

Legacy District, Plano, TX

~600K net rentable SF in two phases (Legacy District Two & Three)

Legacy District Two fully designed & permitted

Approximate 8.5%+ yield on future development opportunities


Potential
value creation:
$82mm to $96mm[1]
NAV +
Dividend

TIER REIT

[1] Development potential incremental value calculated using estimated stabilized NOI from above developments, assuming a 5.5%-6.0% exit capitalization rate less estimated development costs

15

Creating Value: Leasing

Mark-to-Market Rents


Bank of America Plaza

In-place rents 11%-24% below market for tenants expiring through 2019

Bank of America PLAZA

The Terrace

Stabilize Occupancy at 93%


BriarLake Plaza

Opportunity to lease up to 286K SF of vacant space

BRIARLAKE PLAZA

Eldridge Place

Potential incremental value creation: $136mm to $162mm[1,2]

NAV + Dividend

[1] Mark-to-market potential incremental value calculated using incremental estimated NOI from re-leasing SF expiring through 12.31.19 at Bank of America Plaza and The Terrace at current market rates and a 6.0%-7.0% NOI exit capitalization rate less $50/SF estimated leasing capital

[2] Stabilize occupancy potential incremental value calculated using estimated NOI generated from increasing occupancy of Two BriarLake Plaza, Eldridge Place, and Burnett Plaza at 90% NOI margins of current market rates and a 6.0%-7.0% NOI exit capitalization rate less $50/SF estimated leasing capital

TIER REIT

16

17 Acquired 2006 THE TERRACE

18 350 300 250 200 150 100 50 0 2018 2019 2020 2021 2022 Thereafter $44 $86 $66 $310 $300 1 Data shown as of 12.31.17 pro forma for the pending disposition of Fifth Third Columbus; and the recast of our credit facility that closed on 1.18.18 2 Estimated equity value is based on common stock, restricted stock, and restricted stock units outstanding multiplied by consensus NAV of $22.05 per share Capital Structure1 Debt Maturities ($mm) Total net liquidity of $241mm Mortgage debt Unsecured bank debt Capital structure as of 12.31.17 ($mm) Total estimated enterprise value: $1,850 Mortgage Debt $ 196 Unsecured term loan 575 Unsecured revolver 35 Cash (15) Total net debt $ 791 Estimated equity value2 1,059 Total est. enterprise value $ 1,850 43% 57% $0 $0

19 Managing our Houston Presence Houston Class A office property sales since 2017, including known-pending sales, total over $3 billion Loop Central currently under contract with expected closing 1Q'18 Eldridge Place POTENTIAL DISPOSITIONBriarLake Plaza Minimal lease expirations through 2018 Properties fully operational following Hurricane Harvey New state-of-the-art lobbies being designed in all three buildings, primarily funded by insurance Weighted average lease life of over six years & minimal lease expirations through 2019 Prospective leasing activity is picking up Historically highest net rents in prime Westchase submarket

20 Acquired 2014 5950 SHERRY LANE

21 Experienced Management Team Significant real estate & public company experience spanning 30+ years Jim Sharp Chief Financial Officer & Treasurer Bill Reister EVP & Chief Investment Officer Heath Johnson Managing Director Asset Management Dallas Lucas President & Chief Operating Officer Scott Fordham Chief Executive Officer & Director Scott McLaughlin Senior Vice President Investor Relations Our team is 100% committed to optimizing the value of TIER’s common stock through execution of our strategic plan or pursuing other strategic alternatives, including public or private execution

22 Delivering 2018Rendering THIRD + SHOAL

23 Top-tier market with a highly educated workforce combined with pro-business government policy 10.7% Class A vacancy, up from 9.4% in prior year YoY: 13.9% Class A rent growth / 1.4mm SF net absorption 4Q’17: 0.8% Class A rent growth / 0.4mm SF net absorption 3.5mm SF under construction, ~58% pre-leased Five-year forecast of 1.1% avg. annual rent growth Austin The Domain The Terrace Third + Shoal The Terrace Third+Shoal (Rendering) Domain 7 Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q’17

Dallas-Fort Worth



Legacy District
5950 Sherry Lane
Burnett Plaza

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Dallas - FW Office-Using Employment Growth
National Office-Using Employment Growth
Dallas - FW Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


Legacy District


Burnett Plaza


5950 Sherry Lane

Market Commentary[1]

Dallas' diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists

18.6% Class A vacancy, up from 18.2% in prior year

YoY: 5.6% Class A rent growth / 5.4mm SF net absorption

4Q'17: 0.2% Class A rent compression / 1.2mm SF net absorption

7.0mm SF under construction, ~60% pre-leased

Five-year forecast of 1.9% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q'17

24

Houston



Eldridge Place
BriarLake Plaza
Houston

Office-Using Employment & Population Growth[1]



Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Houston Office-Using Employment Growth
National Office-Using Employment Growth
Houston Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot


BriarLake Plaza


Eldridge Place

Market Commentary[1]

Office demand will take time to return to normal following energy-related headwinds and Hurricane Harvey

24.7% Class A vacancy, up from 21.1% in prior year

YoY: 1.1% Class A rent compression / 1.5mm SF net absorption

4Q'17: 1.4% Class A rent compression / (0.1mm) SF net absorption

Sublease inventory of 9.3mm SF as of 4Q'17

2.0mm SF under construction, ~69% pre-leased

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q'17

25

26 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub 13.0% Class A vacancy, up from 9.6% in prior year YoY: 2.1% Class A rent growth / 1.1mm SF net absorption 4Q’17: 7.4% Class A rent growth / <0.1mm SF net absorption 0.9mm SF under construction, ~65% pre-leased Five-year forecast of 3.1% avg. annual rent growth Charlotte Bank of America Plaza Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q’17 for the Charlotte CBD Bank of America Plaza

Nashville


Plaza at MetroCenter
Nashville
NORTH NASHVILLE
EAST NASHVILLE
LOCKELAND SPRINGS
The Parthenon
SYLVAN PARK
MUSIC ROW
THE GULCH
Belmont University

Office-Using Employment & Population Growth[1]


Employment & Population Growth (YoY)
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
(8%)
(10%)
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Nashville Office-Using Employment Growth
National Office-Using Employment Growth
Nashville Working Age Population Growth
National Working Age Population Growth

Portfolio Snapshot



Plaza at MetroCenter

Market Commentary[1]

Nashville's economic diversity, mix of private and public industry, and low costs of business fuel office demand

6.4% Class A vacancy, up from 3.6% in prior year

YoY: 2.1% Class A rent growth / 1.1mm SF net absorption

4Q'17: 0.0% Class A rent growth / 0.2mm SF net absorption

1.3mm SF under construction, ~39% pre-leased

Five-year forecast of 1.4% avg. annual rent growth

TIER REIT

[1] Based on Moody's Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 4Q'17

27

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” "will," “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook,” “would,” “could,” “should,” “objectives,” “strategies,” “opportunities,” “goals,” “position,” “future,” “vision,” “mission,” “strive,” “project” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our most recent Form 10-K, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

High-quality portfolio Proven execution Significant value creation opportunities INVESTMENT RATIONALE Flexible balance sheet Focused strategy Experienced management team ir@tierreit.com www.tierreit.com 972.483.2400 Austin + Dallas + Houston + Charlotte + Nashville + Atlanta + Denver